UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

November 10, 2022

(Date of earliest event reported)

Cinedigm Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Fifth Avenue, Suite M289, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CIDM	Nasdaq Capital Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2022, Cinedigm Corp. (the “Company”) amended its 2017 Equity Incentive Plan (the “Plan Amendment”) to increase the number of shares authorized for issuance thereunder from 18,098,270 to 25,098,270.

The foregoing description of the Plan Amendment is qualified in its entirety by reference to such amendment, which is filed herewith as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) At the Annual Meeting of Stockholders of the Company held on November 10, 2022 (the “Annual Meeting”), the stockholders of the Company voted on four proposals. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement and all of management’s nominees were elected to our Board of Directors.

(b) Details of the voting are provided below:

Proposal 1:

To elect five (5) members of the Company’s Board of Directors to serve until the 2023 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

	Votes For	Votes Withheld	Broker Non-Votes
Christopher J. McGurk	52,576,925	2,716,813	44,228,317
Ashok Amritraj	50,714,763	4,578,975	44,228,317
Peter C. Brown	44,697,385	10,596,353	44,228,317
Patrick W. O’Brien	51,037,482	4,256,256	44,228,317
Peixin Xu	39,767,271	15,526,467	44,228,317

Proposal 2:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve by non-binding vote, executive compensation.	43,861,506	10,270,152	1,162,080	44,228,317

Proposal 3:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve an amendment to the Company's 2017 Equity Incentive Plan to increase the total number of shares of Class A Common Stock available for issuance thereunder.	41,978,169	12,382,870	932,699	44,228,317

Proposal 4:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of EisnerAmper LLP as our independent auditors for the fiscal year ending March 31, 2023.	96,734,744	1,992,004	795,307	N/A

Item 8.01.	Other Events.

On November 10, 2022, Christopher J. McGurk, the Chairman and Chief Executive Officer of the Company, delivered remarks at the Annual Meeting. The remarks are attached hereto as Exhibit 99.1. A video shown during the remarks is available at https://cinedigm.com/cineverse-preview/.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 6 to the 2017 Equity Incentive Plan.
99.1	Remarks delivered by Christopher J. McGurk on November 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 14, 2022

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President, Chief Operating Officer, General Counsel & Secretary

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